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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 4, 2002



                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)



              Delaware                             0-25581                            06-1528493
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  (State or other Jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           Incorporation)



                  800 Connecticut Avenue, Norwalk, Connecticut                               06854
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                          (Address of principal office)                                   (zip code)



                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 9.    REGISTRATION FD DISCLOSURE.

4TH QUARTER 2001 EARNINGS

         On February 4, 2002, priceline.com Incorporated, a Delaware corporation, announced its results for the 4th quarter 2001 and announced that it had recorded a pro forma (as defined) profit in the 4th quarter 2001 of 1 cent per share. The information set forth above is qualified in its entirety by reference to the press release (which includes a financial and statistical supplement and related information issued by priceline.com on February 4, 2002), a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The supplement and related information is unaudited and intended as a supplement to, and should be read in conjunction with, the Company's audited financial statements and the notes thereto filed with the SEC on Form 10-K and quarterly financial statements filed with the SEC on Form 10-Q.

                  EXHIBITS.

                  99.1 Press Release (which includes a financial and statistical supplement and related information) issued by priceline.com Incorporated on February 4, 2002 relating to its 4th quarter 2001 earnings.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRICELINE.COM INCORPORATED



                                       By: /s/ Jeffery H. Boyd
                                           ---------------------------------
                                           Name:  Jeffery H. Boyd
                                           Title: President and Chief
                                                  Operating Officer

Date:  February 4, 2002


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                                  EXHIBIT INDEX

                  EXHIBIT NO.       DESCRIPTION
                  99.1        Press Release (which includes a financial and
                              statistical supplement and related information)
                              issued by priceline.com Incorporated on February
                              4, 2002 relating to its 4th quarter 2001 earnings.